EXHIBIT 99.2

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                            (a Delaware Corporation)

                                     Level 8
                                580 St Kilda Road
                             Melbourne Victoria 3004
                                    Australia

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                             SUBSCRIPTION AGREEMENT
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                                  Instructions
                                  ------------


        PLEASE COMPLETE AND SIGN TWO COPIES OF THE SUBSCRIPTION AGREEMENT

                             SUBSCRIPTION AGREEMENT
                                       FOR

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                            (a Delaware Corporation)


1. Stock Subscription: The subscribers listed on the signature page hereof (collectively, the "Subscriber"), hereby subscribe for an aggregate of 18,750,000 shares of common stock, $0.001 par value (the "Common Stock," the "Securities" or the "Purchased Securities"), of Legend International Holdings, Inc., a Delaware Corporation ("Legend" or the "Company") at a purchase price of $ 0.80 per share for and in consideration of $15,000,000 to be paid in cash at closing. All figures are in United States Dollars unless otherwise specified. Such Subscription is subject to the following terms and conditions:

                  a. Tender of Purchase Price: Subscriber tenders to Phillips Nizer LLP, counsel for Legend, the purchase price of $15,000,000 either by a check payable to the order of "Phillips Nizer LLP for the benefit of Legend International Holdings, Inc." or a wire transfer to Phillips Nizer LLP, pursuant to the written wire instructions attached hereto as
                  Schedule 1 (the "Purchase Price").


                  b. Closing: The closing (the "Closing") of this Agreement shall take place at the offices of Phillips Nizer LLP, 666 Fifth Avenue, New York, NY 10103 at 10:00 a.m. on December 12, 2007 (the "Closing Date") or at such other time and place as the parties shall mutually agree upon. The Closing is subject to the fulfillment of the following conditions (the "Conditions") which Conditions Legend and the Subscriber covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

                    (i) for the benefit of Legend, the Subscriber shall have tendered the Purchase Price to Phillips Nizer LLP;

                    (ii) for  the  benefit  of  the  Subscriber,   all  relevant
                         documentation and approvals as may be required, by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

                    (iii) for the benefit of the  Subscriber,  Legend's board of directors shall have authorized and approved the execution and delivery of this Agreement, the issuance and delivery of the Securities, and the allotment and issuance of such Securities;

                    (iv) each of Legend (for the benefit of the  Subscriber) and the Subscriber (for the benefit of Legend) shall have complied with its covenants contained in this Agreement to be complied with prior to Closing;

                    (v) the representations and warranties of Legend (for the benefit of the Subscriber) and the Subscriber (for the benefit of Legend) set forth in this Agreement shall be true and correct as of the Closing Date.

                  Either party may waive in writing in whole or in part any condition benefiting such party before Closing upon such terms as it may consider appropriate in its sole discretion.

                  c. Issuance of Securities: Legend will deliver the certificates representing the Securities on the Closing Date and against release of the Purchase Price by Phillips Nizer LLP upon such delivery. The Certificates representing the Securities, delivered pursuant to this Subscription shall bear a legend in the following form, unless such Securities have been registered under the Securities Act of 1933, as amended (the "1933 Act") or where exempted:

                      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT."

d. If the Certificates representing the Securities have been held for a period of at least six (6) months and if Rule 144 of the 1933 Act, is applicable (there being no representations by Legend that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the 1933 Act or exemptions therefrom. Legend shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.

2. Representations and Warranties: Subscriber hereby represents and warrants to Legend:

          a. SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY.

          b. Subscriber is not an underwriter and acquired the Purchased Securities solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the 1933 Act; and is not purchasing the Purchased Securities with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no
                  contract,  undertaking,   understanding,  agreement,  or
                  arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties mean that it must bear the economic risk of the investment for an indefinite period of time because the Purchased Securities have not been registered under the 1933 Act, and, therefore, may be resold only if registered under the 1933 Act or if an exemption from such registration is available.

          c. Subscriber understands the speculative nature and risks of investments associated with Legend, and confirms that the Securities would be suitable and consistent with its investment program and that its financial position enables Subscriber to bear the risks of this investment; and that there may not be any public market for the Purchased Securities subscribed for herein.

          d. The Purchased Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the 1933 Act and applicable state securities or "blue sky" laws. Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

                    e.   the sale is to the Company;

                    f. the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

                    g. the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

                    h. the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of Securities, and it has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be reasonably satisfactory to the Company; or

                    i. the Securities are registered under the 1933 Act and any applicable state laws and regulations governing the offer and sale of such Securities;

                  and the Subscriber understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to or complies with the registration requirements of the 1933 Act and applicable state securities laws. Legend will at its expense use its best efforts to cause its legal counsel to provide an opinion letter to the subscriber and its purchaser(s) in connection with the resale by the subscriber of Securities pursuant to an exemption under the 1933 Act.

          j. Legend is under no obligation, except as stated in Section 4 below, to register or seek an exemption from the 1933 Act or any applicable state laws for the Securities, or to cause or permit the Securities to be transferred in the absence of any such registration or exemption or other circumstance described in Section 2.d., and Subscriber herein must hold such Securities indefinitely unless the Securities are subsequently registered under 1933 Act and applicable state securities laws or an exemption from registration or other circumstance described in Section 2.d. is available.

          k. At the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Purchased Securities with its attorney and/or other financial advisor, was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company. Subscriber consulted with its counsel with respect to the 1933 Act and applicable federal and state securities laws. Subscriber has reviewed the Company's Form 10-KSB for the year ended December 31, 2006 and Form 10-QSB for the quarter ended September 30, 2007, all of which are filed electronically on EDGAR.

          g. Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in Legend.

          h. Subscriber confirms that it is able (i) to bear the economic risk of the investment; (ii) to hold the Securities for an indefinite period of time; (iii) to afford a complete loss of its investment; and represents that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment; (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber 's net worth; and (v) Subscriber has by reason of its business or financial experience or could be reasonably assumed to have the capacity to protect its own interests in connection with this transaction.

          i. The Subscriber has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising, or as a result of the filing of the Company's Registration Statement on Form SB-2 (SEC File No. 333-145082) (the "2007 Form SB-2").

          j. Subscriber confirms that this transaction is intended to be exempt from registration under the 1933 Act by virtue of section 4(2) of the 1933 Act and the provisions of Rule 506 of Regulation D promulgated thereunder, and confirms that it is an "accredited investor" (as that term is defined under Rule 501(a) as promulgated under Regulation D of the 1933 Act).


         All information which the Subscriber has provided concerning the Subscriber is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Agreement by the Company, the Subscriber will immediately provide such information to the Company.

3. Company Representations, Warranties and Covenants. Legend represents, warrants and covenants that, at the Closing Date (and Legend acknowledges that the Subscriber is relying on such representations, warranties and covenants):

     a. Legend is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation, and Legend has no subsidiaries other than an inactive subsidiary called Legend Consolidated Group, Inc.;

     b. Legend is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

     c. Legend owns, possesses or has obtained, and is operating in compliance with, all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations (collectively, "Permits") necessary to own or lease (as the case may be) and operate its properties, and to conduct its businesses or operations as currently conducted, except such Permits the failure of which to obtain would not have a material adverse effect on the business, properties, operations, financial condition or results of operations or prospects of Legend (a "Material Adverse Effect"), and Legend has not received any notice of proceedings relating to the revocation, modification or suspension of any Permits which would have a Material Adverse Effect, or any circumstance which would lead it to believe that such proceedings are reasonably likely;

     d. the business and operations of Legend have been conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect;

     e. the authorized capital of Legend consists of (A) 300,000,000 shares of common stock, of which there were (i) 157,968,825 shares issued and outstanding as of December 12, 2007 as fully paid and non-assessable shares; (ii) options and/or warrants to purchase 3,033,630 shares of common stock; and (iii) employee options to purchase 14,050,000 shares of common stock, and (B) 20,000,000 shares of preferred stock, par value $.001 per share, none of which were outstanding as of December 12, 2007;

     f. Legend will reserve or set aside sufficient shares of common stock in its treasury to issue the Securities, and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued, fully paid and non-assessable;

     g. the issuance of the Securities will not be subject to any pre-emptive right or other contractual right to purchase securities granted by Legend or to which Legend is bound;

     h. the issue and sale of the Securities by Legend does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which Legend is a party;

     i. Legend has complied and will comply fully with the requirements of all applicable corporate and securities laws in all matters relating to this Agreement;

     j. there are no legal or governmental actions, suits, proceedings or investigations pending or, to Legend's knowledge, threatened, to which Legend is or may be a party or of which property owned or leased by Legend is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a Material Adverse Effect;


     k. there are no judgments against Legend which are unsatisfied, nor is Legend subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

     l. this Agreement has been or will be by the Closing Date duly authorized by all necessary corporate action on the part of Legend, and Legend has full corporate power and authority to enter into and perform its obligations under this Agreement;

     m. this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

     n. Legend is not in violation of its organizational or incorporating documents nor in violation of, or in default under, any lien, mortgage, lease, agreement or instrument, except for such defaults which would not, individually or in the aggregate, have a Material Adverse Effect;

     o. subject to the accuracy of the representations and warranties of the Subscriber contained in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the 1933 Act, and from the registration or qualification requirements of the state securities or "blue sky" laws and regulations of any applicable state or other applicable jurisdiction;

     p. Legend's shares of Common Stock are quoted for trading on the National Association of Securities Dealers over-the-counter electronic bulletin board (the "OTCBB");

     q. no order ceasing, halting or suspending trading in securities of Legend nor prohibiting the sale of such securities has been issued to and is outstanding against Legend or its directors, officers or promoters, and, to the best of Legend knowledge, no investigations or proceedings for such purposes are pending or threatened;

     r. Legend has not taken any action which would be reasonably expected to result in the delisting or suspension of quotation of Legend's shares of common stock on or from the OTCBB and Legend has complied in all material respects with the rules and regulations of eligibility on the OTCBB;

     s. no person, firm or corporation acting or purporting to act at the request of Legend is entitled to any brokerage, agency or finder's fee in connection with the purchase and sale of the Securities described herein, except for BBY Limited;

     t. Legend is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and is not in default in any material respect in any of the reporting requirements of the 1934 Act;

     u. as of their respective filing dates, since January 1, 2007, each report, schedule information statement and proxy statement filed by Legend with the United States Securities and Exchange Commission ("SEC") (each, an "SEC Report" and collectively, the "SEC Reports") (and if any SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of this Agreement, then also on the date of filing of such amendment or superseding filing), (i) where required, were prepared in all material respects in accordance with the requirements of the 1933 Act or the 1934 Act, as the case may be, and the rules and regulations promulgated under such Acts applicable to such SEC Reports, (ii) did not contain any untrue statements of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) are all the forms, reports and documents required to be filed by Legend with the SEC since that time. Each set of audited consolidated financial statements and unaudited interim financial statements of Legend (including any notes thereto) included in the SEC Reports (i) complies as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and (ii) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of Legend as of the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments which were not or are not expected to be material in amount. To Legend's knowledge, no events or other factual matters exist which would require Legend to file any amendments or modifications to any SEC Reports which have not yet been filed with the SEC but which are required to be filed with the SEC pursuant to the 1933 Act or the 1934 Act, except for such amendments as may be necessary to comply with the SEC staff comments on the 2007 Form SB-2. If the proposed spin-off of the Company's uranium properties is completed, the record date for the distribution of the spin-off shares to stockholders shall occur on a date following the Closing Date;

     v. Each SEC Report containing financial statements that has been filed with or submitted to the SEC since January 1, 2007, was accompanied by the certifications required to be filed or submitted by Legend's chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"); at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither Legend nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certification;

     w. there is no fact known to Legend which Legend has not publicly disclosed which materially adversely affects, or so far as Legend can reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of Legend or the ability of Legend to perform its obligations under this Agreement;

     x. Except as disclosed in the SEC Reports, Legend has filed all federal, state, local and foreign tax returns which are required to be filed, or has requested extensions thereof, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

     y. Legend has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of Legend except for taxes not yet due, and there are no audits of any of the tax returns of Legend which are known by Legend's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a Material Adverse Effect;

     z. Legend is not an "investment company" within the meaning of the Investment Company Act of 1940;

     aa. neither Legend nor any person acting on its behalf (i) has made or will make any "directed selling efforts" (as such term is defined in Regulation S of the 1933 Act) in the United States, or (ii) has engaged in or will engage in any form of "general solicitation" or "general advertising" (as such terms are defined in Rule 502 (c) under Regulation D of the 1933 Act) in the United States with respect to offers or sales of the Securities;

     bb. the Company has not, for a period of six months prior to the date hereof, sold, offered for sale or solicited, and will not for a period of six months after the Closing Date, offer, sell or solicit, any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Purchased Securities and would cause the exemption from registration set forth in Rule 506 of Regulation D or Rule 903 of Regulation S of the 1933 Act to become unavailable with respect to the offer and sale of the Securities;

     cc. Legend will cause a favorable legal opinion to be delivered at Closing by its counsel addressed to the Subscriber with respect to such matters as the Subscriber may reasonably request relating to this transaction, acceptable in all reasonable respects to the Subscribers' counsel, acting reasonably, including to the effect that:

                  (i) Legend is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently carried on and to own and lease its assets where such assets are owned or leased;

                  (ii) Legend has all necessary corporate capacity and authority to enter into and perform its obligations under this Agreement and to issue and sell the Securities;

                  (iii) this Agreement has been duly authorized by Legend and constitutes legally binding obligations upon Legend and is enforceable in accordance with its terms (subject to the usual qualifications);

                  (iv) registration under the 1933 Act of the Securities is not required for the offer and sale thereof to the Subscriber in accordance with the provisions of this Agreement;

                  (v) the shares of Common Stock, $0.001 par value, of the Company outstanding prior to the issuance of the shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable.

                  (vi) Legend has reserved and set aside sufficient shares of common stock in its treasury to issue the Securities, and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued, fully paid and non-assessable;

                  (vii) the issuance of the Securities will not be subject to any pre-emptive right or other contractual right to purchase securities granted by Legend or to which Legend is bound;

                  (viii) the issue and sale of the Securities by Legend does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which Legend is a party;

                  (ix) Legend is not an "investment company" within the meaning of the Investment Company Act of 1940;

                  (x) such other matters as counsel to the Subscriber may reasonably require in connection with this Agreement.

     dd. the warranties and representations in this section are true and correct and will remain so as of the Closing Date; and

     ee. Legend shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section, include the Subscriber and its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with an untrue, inaccurate or breached statement, representation, warranty or covenant of Legend contained herein. Legend undertakes to notify the Subscriber immediately of any change in any representation, warranty or other material information relating to Legend set forth in this Agreement which takes place prior to the Closing Date.

4.           Registration Rights

     a. Legend shall prepare and file with the SEC within seventy-five (75) calendar days after the Closing Date (the "Filing Deadline") either
          (i) an amendment to the 2007 Form SB-2, or (ii) a registration statement (on Form SB-2, S-1, or other appropriate registration statement form) under the 1933 Act (the "Registration Statement"), at the sole expense of Legend (except as specifically provided in Section c hereof) so as to permit a public offering and resale of the Common Stock (the "Registrable Securities") in the United States under the 1933 Act by the Subscriber as selling stockholder and not as underwriter. Legend shall use its best efforts to cause such Registration Statement to become effective as soon as possible thereafter, and within the earlier of: (i) one hundred twenty (120) calendar days after the Closing Date (or one hundred and fifty (150) calendar days in the event the SEC shall elect to review the Registration Statement), or (ii) five (5) calendar days after the SEC clearance to request acceleration of effectiveness (the "Effectiveness Deadline"). Legend will notify the Subscriber of the effectiveness of the Registration Statement (the "Effective Date") within three (3) Trading Days (days in which the OTCBB is open for quotation) (each, a "Trading Day").

     b. Legend will maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the 1933 Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) the Subscriber receives an opinion of counsel to Legend, which opinion and counsel shall be reasonably acceptable to the Subscriber, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities, (or all Common Stock and Warrants, in the case of Warrants not then exercised) have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the 1933 Act, and Legend has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iv) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to Legend, which counsel shall be reasonably acceptable to the Subscriber, (v) Legend obtains the written consent of the Subscriber, or (vi) one (1) years from the Effective Date (the "Effectiveness Period").

     c. All fees, disbursements and out-of-pocket expenses and costs incurred by Legend in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and "blue sky" laws (including, without limitation, all attorneys' fees of

          Legend, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Legend. The Subscriber shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Subscriber and its counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the SEC. Legend shall qualify any of the Registrable Securities for sale in such states as the Subscriber reasonably designates. However, Legend shall not be required to qualify in any state which will require an escrow or other restriction relating to Legend and/or the sellers, or which will require Legend to qualify to do business in such state or require Legend to file therein any general consent to service of process. Legend at its expense will supply the Subscriber with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Subscriber.

     d. The rights to cause Legend to register Registrable Securities granted to the Subscriber by Legend under this Section 4 may be assigned in full by a Subscriber in connection with a transfer by the Subscriber of not less than 1,000,000 shares of Common Stock in a single transaction to a single transferee purchasing as principal, provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws; (ii) the Subscriber gives prior written notice to Legend; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement.

     e. If at any time or from time to time after the Effective Date, Legend notifies the Subscriber in writing of the existence of a Potential Material Event (as defined in Section (f) below), the Subscriber shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Subscriber receives written notice from Legend that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then Legend's obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days. Legend must, if lawful, give the Subscriber notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

     f. "Potential Material Event" means any of the following: (i) the possession by Legend of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of Legend that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of Legend; or (ii) any material engagement or activity by Legend which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of Legend, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of Legend that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) Legend shall not use such right with ------------- respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days Legend is required to keep the Registration Statement effective shall be extended by the number of days for which the Company shall have used such right.

     g.   The  Subscriber   will  cooperate  with  Legend  in  all  respects  in
          connection with this Agreement, including timely supplying all information reasonably requested by Legend (which shall include all information regarding the Subscriber and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Any delay or delays caused by the Subscriber, or by any other purchaser of securities of Legend having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Legend under this Agreement.

     h. Whenever Legend is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the 1933 Act, Legend shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

               (i) (A) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Subscriber and reflect in such documents all such comments as the Subscriber (and its counsel), reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (B) furnish to the Subscriber such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the 1933 Act, and such other documents, as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Subscriber;

               (ii) register and qualify the Registrable  Securities  covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber shall reasonably request (subject to the limitations set forth in Section (b) above), and do any and all other acts and things which may be necessary or advisable to enable the Subscriber to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Subscriber;

               (iii) cause the Registrable  Securities to be quoted or listed on each service on which the Common Stock of Legend is then quoted or listed;

               (iv) notify  the  Subscriber,  at  any  time  when  a  prospectus relating thereto covered by the Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and Legend shall prepare and file a curative amendment as promptly as commercially reasonable;

               (v) as promptly as practicable after becoming aware of such event, notify the Subscriber, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; and

               (vi) provide a transfer  agent and registrar  for all  securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

     j.   With  respect  to any sale of  Registrable  Securities  pursuant  to a
          Registration Statement filed pursuant to this Section 4, the Subscriber hereby covenants with Legend (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied and
          (ii) to notify Legend promptly upon disposition of all of the Registrable Securities.

     k. In addition to the registration rights set forth in Section 4(a), if the Registration Statement filed pursuant to Section 4(a) is not filed within 75 calendar days from the Closing Date, or otherwise declared effective by the SEC, then the Subscribers shall also have certain "piggy-back" registration rights as follows:

               (vi) If at  any  time  after  the  issuance  of  the  Registrable
                    Securities, Legend shall file with the SEC a registration statement under the 1933 Act registering any shares of equity securities, Legend shall give written notice to the Subscriber prior to such filing.

               (vii) Within  twenty  (20)  calendar  days after such notice from
                    Legend, the Subscriber shall give written notice to Legend whether or not it desires to have all of its Registrable Securities included in the registration statement. If the Subscriber fails to give such notice within such period, the Subscriber shall not have further rights hereunder to have its Registrable Securities registered pursuant to such registration statement. If the Subscriber gives such notice, then Legend shall include the Subscriber's Registrable Securities in the registration statement, at Company's sole cost and expense, subject to the remaining terms of this
                    Section 4(k).

               (viii) If the registration  statement  relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and the Subscriber's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. The Subscriber shall enter into such agreements as may be reasonably required by the underwriters and the Subscriber shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

               (ix) The   Subscriber   shall   have  an   unlimited   number  of
                    opportunities to have the Registrable Securities registered under this Section 4(k) provided that Legend shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 4(b) of this Agreement.

               (x) The Subscriber shall furnish in writing to Legend such information as Legend shall reasonably require in connection with a registration statement.

     l. Legend acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of Section 4 of this Agreement and that such failure would not be adequately compensable in damages. Therefore, Legend agrees that in the event that the Registration Statement to be filed by Legend pursuant to paragraph 4(a) above (i) is not filed with the SEC on or before the Filing Deadline, or (ii) such Registration Statement is not declared effective by the SEC on or before the Effectiveness Deadline, then Legend shall (x) for the period commencing on the seventy sixth (76th) day after the Closing Date and on the first day of each month thereafter until the date that the Registration Statement is filed and
          (y) for the period commencing on the one hundred twenty first (121st) day after the Closing Date (or the one hundred fifty first (151st) day after the Closing Date in the event the SEC shall elect to review the Registration Statement) and on the first day of each month thereafter until the date that the Registration Statement is declared effective by the SEC, Legend will pay to the Subscriber as liquidated damages and not as a penalty for such failure (the "Liquidated Damages") either: (A) a cash payment equal to 1.2% of the Purchase Price or (B) at the sole election of the Subscriber, shares of Common Stock equal to 1.2% of the number of shares of Common Stock purchased by the Subscriber. In no event shall the Liquidated Damages exceed, in the aggregate, 10% of the Subscriber's initial investment in the Purchased Securities. On either the Filing Deadline, if the Registration
          Statement has not be filed, or the Effectiveness Deadline, if the Registration Statement has not be declared effective, Legend will provide written notice of failure to the Subscriber and promptly pay the Subscriber the Liquidated Damages (a "Default Notice"). Legend and the Subscriber agree that the agreements contained in such Section 4 may be specifically enforced, and the Liquidated Damages are in addition to any other rights or remedies the Subscriber may have at law or in equity, including without limitation, the right of rescission. Legend shall indemnify and hold harmless the Subscriber from and against any and all manner or loss which it may incur as a result of such failure. In addition, Legend shall also reimburse the Subscriber for any and all reasonable legal fees and expenses incurred by it in enforcing their rights pursuant to Section 4, regardless of whether any litigation was commenced.

5.           Indemnity and Contribution

     a. Legend agrees to indemnify and hold harmless Subscriber, its officers, directors, employees, partners, legal counsel and accountants, and each person controlling Subscriber within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Subscriber or such other indemnified persons may become subject
          (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by Legend to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and Legend will, as incurred, reimburse Subscriber, each of its officers, directors, employees, partners, legal counsel and accountants, and each person controlling the Subscriber, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that Legend shall not ------------------ be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, to comply with Subscriber's covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Legend by an instrument duly executed by or on behalf of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Subscriber in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by Subscriber and not delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s).

     b.   The  Subscriber  agrees to indemnify  and hold  harmless  Legend,  its officers, directors, employees, partners, legal counsel and accountants, and each person controlling Legend within the meaning of
          Section 15 of the 1933 Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Legend or such other indemnified persons may become subject (under the 1933 Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Subscriber or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or
          (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration

          Statement in reliance upon and in conformity with written information furnished to Legend by an instrument duly executed by or on behalf of the Subscriber and stated to be specifically for use in preparation of the Registration Statement; provided, ----------- however, that the Subscriber shall not be liable in any such case for (i) any untrue statement or alleged untrue ------- statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by the Subscriber and delivered to Legend before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber and delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s), and the Subscriber will, as incurred, reimburse Legend for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, the Subscriber shall not be liable or required to indemnify Legend or such other indemnified persons in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) relates.

     c. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if ------------------ there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the ------------------ indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons. In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

     d. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection

          (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Legend on the one hand and the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Legend on the one hand or the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Legend and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, the Subscriber shall not be liable or required to contribute to Legend in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of its Registrable Securities.

6. Governing Law: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The laws of the State of New York shall govern the rights of the parties as to this Agreement.

7.   [Reserved]

8. Nonassignability: Except as otherwise expressly provided herein, this Agreement may not be assigned by Subscriber.

9. Entire Agreement: This instrument and the documents referenced herein contain the entire agreement among the parties with respect to the acquisition of the shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

10. Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

11. Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

12. Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

13. Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

14. Severability: The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

15. Disclosure Required Under State Law: The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Legend upon written request.

16. Notices: All notices or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

                  If to Subscriber: At the address designated on the signature page of this Agreement.

                  With a copy to:

                                         Gibson, Dunn & Crutcher LLP
                                         200 Park Avenue
                                         New York, NY  10166
                                         Attn:  Steven D. Guynn, Esq.

                  If to the Company:     LEGEND INTERNATIONAL HOLDINGS, INC.

                                         Level 8
                                         580 St Kilda Road
                                         Melbourne Victoria 3004
                                         Australia
                                         Attn:  Peter Lee

                  With a copy to:

                                         Phillips Nizer LLP
                                         666 Fifth Avenue
                                         New York, NY 10103
                                         Attn: Brian Brodrick, Esq.

17. Time of the Essence: Time shall be of the essence of this Agreement in all respects.

18. Facsimile and Counterpart Subscriptions: Legend shall be entitled to rely on delivery of a facsimile copy of this Agreement executed by the subscriber, and acceptance by Legend of such executed Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and Legend in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

19. Future Assurances: Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH.

IN WITNESS WHEREOF, Subscriber executed this Agreement this 12th day of December, 2007.

SUBSCRIBERS:

ATTICUS EUROPEAN FUND, LTD.

By:*
         --------------------------------------------------------------

Title:
         --------------------------------------------------------------

Number of Shares Purchased:  17,606,901
                             ---------------------------------

* By the foregoing signature, I hereby certify to LEGEND INTERNATIONAL HOLDINGS, INC. that I am duly empowered and authorized to provide the foregoing information.

                              Delivery Instructions
--------------------------------------------------------------------------------
       Subscriber Information                 Registration  Information
       ----------------------                 -------------------------
                                          Registration of the certificates
                                          representing the Securities should= be
                                          made exactly as follows (if space= is
                                          insufficient, attach a list):

      ATTICUS EUROPEAN FUND, LTD.             ATTICUS EUROPEAN FUND, LTD.
      c/o Atticus Capital LP
      767 Fifth Avenue - 12th Fl.
      New York, NY 10153

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Delivery of Certificates

The certificates representing the Common Stock are to be delivered as follows (if different from the address(es) set forth above):

                                               c/o Atticus Capital LP
                                              ----------------------------------

Street Address:                                767 Fifth Avenue - 12th Fl.
                                              ----------------------------------

City, State, Postal/Zip Code:                  New York, NY  10153
                                              ----------------------------------

Contact Name/Phone No.:                        Kevin Tagami / 212-256-8000
--------------------------------------------------------------------------------

GREEN WAY MANAGED ACCOUNT SERIES, LTD.
in respect of its segregated account, Green Way Portfolio D

By:*
         --------------------------------------------------------------

Title:
         --------------------------------------------------------------

Number of Shares Purchased:  1,143,099
                             ---------------------------------

* By the foregoing signature, I hereby certify to LEGEND INTERNATIONAL HOLDINGS, INC. that I am duly empowered and authorized to provide the foregoing information.

                              Delivery Instructions
--------------------------------------------------------------------------------
       Subscriber Information                 Registration Information
       ----------------------                 ------------------------

                                              Registration of the certificates
                                              representing the Securities should
                                              be made exactly as follows (if
                                              space is insufficient, attach a
                                              list):

       GREEN WAY MANAGED                      GREEN WAY MANAGED ACCOUNT
       ACCOUNT SERIES, LTD.                   SERIES, LTD.
       in respect of its segregated account,  in respect of its segregated
       Green Way Portfolio D                  account, Green Way Portfolio D
       c/o Atticus Capital LP
       767 Fifth Avenue - 12th Fl.
       New York, NY 10153

--------------------------------------------------------------------------------
                            Delivery of Certificates
                            ------------------------
The certificates representing the Common Stock are to be delivered as follows (if different from the address(es) set forth above):

                                               c/o Atticus Capital LP
                                              ----------------------------------

Street Address:                                767 Fifth Avenue - 12th Fl.
                                              ----------------------------------

City, State, Postal/Zip Code:                  New York, NY  10153
                                              ----------------------------------

Contact Name/Phone No.:                        Kevin Tagami / 212-256-8000
--------------------------------------------------------------------------------

This Subscription Agreement is hereby accepted by the Company this 12th day of December, 2007

                                          LEGEND INTERNATIONAL HOLDINGS, INC.

                                          By: /s/ JI Gutnick
                                             ----------------------------------
                                          Title: President & CEO
                                                --------------------------------

                                   Schedule 1

                    Wire Instructions for Phillips Nizer LLP


                  Sterling National Bank
                  650 Fifth Avenue
                  New York, New York 10019
                  For the account of Phillips Nizer LLP
                  ABA # 026007773

                  Account # 03132359-01